Exhibit 99.1

Dune Acquisition Corporation’s Board of Directors Changes Recommendation to AGAINST Business Combination with TradeZero

NEW YORK, May 3, 2022– Dune Acquisition Corporation (Nasdaq: DUNEU, DUNE, DUNEW) (“Dune”), a special purpose acquisition company, today announced that, after careful consideration and consultation with its management and outside legal advisors, its board of directors (the “Board”):

●	has unanimously determined that the previously announced business combination transaction (the “Business Combination”) with TradeZero Holding Corp. (“TradeZero”) is not advisable or fair to, or in the best interest of, Dune and its stockholders; and

●	unanimously recommends that Dune’s stockholders vote “AGAINST” the Business Combination when a vote occurs.

Dune continues to work with TradeZero under the terms of Dune’s Agreement and Plan of Merger with TradeZero and other parties (the “Merger Agreement”) to finalize Dune’s proxy statement (the “Proxy Statement”) and will call a special meeting of Dune’s stockholders to vote on the Business Combination as promptly as practicable. The Board unanimously determined that the failure to change its recommendation would reasonably be expected to constitute a breach of its fiduciary duties to Dune’s stockholders.

If the Business Combination is approved by Dune’s stockholders, there remains a risk that one or more conditions to closing in the Merger Agreement will not be satisfied. Dune reserves its rights to assert that those or other conditions to closing cannot be satisfied, as well as other rights under the Merger Agreement.

About Dune Acquisition Corporation

Dune Acquisition Corporation was founded to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

Dune filed a preliminary proxy statement relating to the proposed Business Combination (the “Proxy Statement”) with the SEC on January 26, 2022. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Dune’s stockholders, TradeZero’s stockholders and other interested persons are advised to read the preliminary Proxy Statement and, when available, the amendments thereto and the definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about TradeZero, Dune and the Business Combination. When available, the definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Dune as of a record date to be established for voting on the proposed Business Combination. Dune stockholders and TradeZero stockholders are able to obtain copies of the preliminary Proxy Statement and, once available, copies of the definitive Proxy Statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to Dune’s secretary at 700 S. Rosemary Avenue, Suite 204, West Palm Beach, FL 33401, (917) 742-1904.

Participants in Solicitation

Dune and its directors and executive officers may be deemed participants in the solicitation of proxies from Dune’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Dune is contained in the Proxy Statement for the proposed Business Combination.

TradeZero and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Dune’s stockholders with respect to the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination are included in the Proxy Statement for the proposed Business Combination.

Forward-Looking Statements Legend

All statements contained in this Current Report on Form 8-K other than statements of historical facts, contains certain forward-looking statements that are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “may” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside Dune’s and TradeZero’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the outcome of any legal proceedings that may be instituted against Dune and TradeZero following the announcement of the Merger Agreement and the transactions contemplated therein; (iii) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Dune, certain regulatory approvals, or the satisfaction of other conditions to closing in the Merger Agreement; (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (v) the impact of the COVID-19 pandemic on TradeZero’s business and/or the ability of the parties to complete the proposed Business Combination; (vi) the inability to maintain the listing of Dune’s shares on the Nasdaq Stock Market following the proposed Business Combination; (vii) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (viii) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of TradeZero to grow and manage growth profitably, and retain its key employees; (ix) costs related to the proposed Business Combination; (x) changes in applicable laws or regulations; and (xi) the possibility that TradeZero or Dune may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Dune’s most recent filings with the SEC, including the Proxy Statement and Dune’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning Dune or TradeZero, the transactions described herein or other matters attributable to Dune, TradeZero or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Dune or TradeZero expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Contacts

Investor Relations

Dune Acquisition Corporation

ir@duneacq.com

(917) 742-1904